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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                            reported): June 29, 2006

                  CWHEQ Home Equity Loan Trust, Series 2006-S3
                       (Exact name of the issuing entity)
           Commission File Number of the issuing entity: 333-132375-05

                                   CWHEQ, INC.
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-132375

                           Countrywide Home Loans Inc.
             (Exact name of the sponsor as specified in its charter)


                 Delaware                            87-0698310
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      (State or Other Jurisdiction of        (I.R.S. Employer Identification
              Incorporation) No.)


                                4500 Park Granada

           Calabasas, California                          91302
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      (Address of Principal Executive                   (Zip Code)
         Offices of the Depositor)

      The depositor's telephone number, including area code (818) 225-3000
                                                            --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

      5.1   Legality Opinion of Sidley Austin LLP.

      8.1   Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1).

      23.1  Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWHEQ, INC.



                                                By: /s/ Darren Bigby
                                                    ---------------------
                                                    Name: Darren Bigby
                                                    Title: Vice President



Dated:  June 29, 2006

                                  Exhibit Index

Exhibit                                                                    Page

5.1      Legality Opinion of Sidley Austin LLP                              5

8.1      Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1)         5

23.1     Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1)    5